                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                   Pursuant to Section 13 and 15 (d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  November 23, 1999


                               THE CIT GROUP, INC.
           (Exact name of Registrant as specified in its charter)








Delaware                       1-1861                  13-2994534
(State or other jurisdiction   (Commission             (I.R.S. Employer
 of incorporation)             File Number)            Identification No.)

                       1211 Avenue of the Americas
                        New York, New York  10036
                 (Address of principal executive offices)
Registrant's telephone number, including area code:     (212) 536-1390

Item 5.     Other Events.
            On November 23, 1999, CIT announced the commencement of a consent solicitation relating to certain of its public debt. The press release announcing the consent solicitation is filed as Exhibit 99.1 and is incorporated by reference herein in its entirety.
Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

           (c)   Exhibits.

                  99.1 Press Release, dated November 23, 1999, Regarding Consent Solicitation of Debtholders.

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          The CIT Group, Inc.




                                          By:  /s/  Joseph M. Leone
                                              ---------------------
                                              Joseph M. Leone
                                              Executive Vice President and
                                              Chief Financial Officer

Date:  November 23, 1999